UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

PROLOR BIOTECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52691	20-0854033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Sapir Street Weizmann Science Park Nes-Ziona, Israel 74140
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (866) 644-7811

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010 (the “Grant Date”), the compensation committee (the “Committee”) of the Board of Directors of PROLOR Biotech, Inc., a Nevada corporation (the “Company”), granted options to purchase shares of the Company’s common stock, par value $0.0001 per share, to each of Abraham Havron, Ph.D., the Company’s Chief Executive Officer and a director, Shai Novik, the Company’s President and a director, and Dr. Eyal Fima, Chief Operating Officer of the Company’s wholly-owned subsidiary, ModigeneTech, Ltd (“ModigeneTech”).  Each option is exercisable at $6.47 per share, the closing price per share of common stock on the NYSE Amex on the Grant Date, and has a ten-year term, vesting in equal tranches on each of the first four anniversaries of the Grant Date.  The Committee granted options to purchase 200,000 shares of common stock to each of Dr. Havron and Mr. Novik and options to purchase 100,000 shares of common stock to Dr. Fima.

Additionally, on January 1, 2011, the Company entered into amendments to the consulting agreement with Dr. Havron (the “Havron Amendment”) and the employment agreement with Mr. Novik (the “Novik Amendment”), and ModigeneTech entered into an amendment to the employment agreement with Dr. Fima (the “Fima Amendment” and, together with the Havron Amendment and the Novik Amendment, the “Amendments”).  Pursuant to the terms of the Amendments, effective as of January 1, 2011, the annual base salary for each of Dr. Havron, Mr. Novik and Dr. Fima has been increased by $20,000, to $270,000, $290,000 and $145,000, respectively.

The foregoing description of the Amendments is only a summary and is qualified in its entirety by reference to the full text of the Havron Amendment, the Novik Amendment and the Fima Amendment, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment to Consulting Agreement between PROLOR Biotech, Inc. and Abraham Havron, Ph.D.

10.2	Fifth Amendment to Employment Agreement between PROLOR Biotech, Inc. and Shai Novik.

10.3	Fifth Amendment to Employment Agreement between ModigeneTech Ltd. and Dr. Eyal Fima.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOR BIOTECH, INC.

Date: January 5, 2011	By:	/s/ Shai Novik
Shai Novik
President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Fourth Amendment to Consulting Agreement between PROLOR Biotech, Inc. and Abraham Havron, Ph.D.

10.2	Fifth Amendment to Employment Agreement between PROLOR Biotech, Inc. and Shai Novik.

10.3	Fifth Amendment to Employment Agreement between ModigeneTech Ltd. and Dr. Eyal Fima.